UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2016

Commission File Number 001-31921

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	36-3972986 (I.R.S. Employer Identification No.)

9900 West 109th Street
Suite 100
Overland Park, KS 66210
(913) 344-9200
(Address of principal executive offices, zip code and telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Amendment to Current Report on Form 8-K amends the Current Report on Form 8-K filed on April 25, 2016, which disclosed that Compass Minerals International, Inc. (the “Company”) had issued a press release regarding its first-quarter 2016 financial results, with a copy of such press release attached as Exhibit 99.1. The Company is filing this Amendment for the purpose of filing its corrected press release as Exhibit 99.1 to this Amendment.

Item 2.02     Results of Operations and Financial Condition.

On April 25, 2016, the Company issued a corrected press release regarding its first-quarter 2016 financial results. A copy of the press release is attached as Exhibit 99.1. The correction relates solely to the 2016 OUTLOOK table, in which the “Operating earnings margin” for the “Salt Segment” has been corrected to read “13% to 14.5%” (instead of “16.5% to 18%”).

The information contained in this Amendment to Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Compass Minerals International, Inc. on April 25, 2016 (corrected).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.
Date: April 26, 2016	By:	/s/ Matthew J. Foulston
Name: Matthew J. Foulston
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Compass Minerals International, Inc. on April 25, 2016 (corrected).